                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  January 23, 1998
(Date of earliest event reported)

Commission File No. 333-40113




             Bombardier Capital Mortgage Securitization Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Vermont                                                   03-0355080
------------------------                                     -------------------
(State of Incorporation)                                      (I.R.S. Employer
                                                             Identification No.)

1600 Mountain View Drive, Colchester, VT                           05446
----------------------------------------                         ----------
Address of principal executive offices                           (Zip Code)


                                 (802) 654-7200
               --------------------------------------------------
               Registrant's Telephone Number, including area code


--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)


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                         Index to Exhibits is on Page 5

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ITEM 2. Acquisition or Disposition of Assets; General


        On January 23, 1998, Bombardier Capital Mortgage Securitization Corporation issued its Senior/Subordinated Pass-Through Certificates, Series 1998-A, such series representing interests in a pool of fixed rate manufactured housing sales contracts deposited in the BCMSC Trust 1998-A. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated January 16, 1998, as supplemented by the prospectus supplement dated January 16, 1998 (together, the "Prospectus").

        The Class A Certificates consist of the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates and the Class A-5 Certificates. The Class M Certificates consist of the Class M Certificates. The Class B Certificates consist of the Class B-1 Certificates and the Class B-2 Certificates. The Class X Certificates consist of the Class X Certificates. The Class R Certificates consist of the Class R Certificates.

        The Class M Certificates, the Class B Certificates, the Class X Certificates and the Class R Certificates are subordinated to the rights of the Class A Certificates to the extent described in the Prospectus. The Class B-1 Certificates are subordinated to the Class A Certificates and the Class M Certificates to the extent described in the Prospectus.


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

ITEM 7.        Financial Statements and Exhibits

               (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------------                           -----------
   4.1                                      Series 1998-A Pooling and
                                            Servicing Agreement, dated as
                                            of January 1, 1998, among
                                            Bombardier Capital Mortgage
                                            Securitization Corporation,
                                            as Depositor, Bombardier
                                            Capital Inc., as Servicer and
                                            Harris Trust and Savings
                                            Bank, as Trustee.

   4.2                                      Standard Terms to Pooling and
                                            Servicing Agreement (January
                                            1998 Edition).

  99                                        Form of Underwriting Agreement.


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

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BOMBARDIER CAPITAL MORTGAGE
                                            SECURITIZATION CORPORATION

January 23, 1998

                                       By: /s/ James Dolan
                                          ------------------------------------
                                          Name:  James Dolan
                                          Title: Assistant Treasurer


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

                                INDEX TO EXHIBITS



Exhibit No.                  Description                                            Page
-----------                  -----------                                            ----
    4.1                  Series 1998-A Pooling and Servicing Agreement,
                         dated as of January 1, 1998, among Bombardier
                         Capital Mortgage Securitization Corporation, as
                         Depositor, Bombardier Capital Inc., as Servicer and
                         Harris Trust and Savings Bank, as Trustee.

    4.2                  Standard Terms to Pooling and
                         Servicing Agreement (January
                         1998 Edition).

    99                   Form of Underwriting Agreement.

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